SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               December 5, 2005
                               ----------------
                                Date of Report
                       (Date of Earliest Event Reported)

                             PCS EDVENTURES!.COM, INC.
                             -------------------------
            (Exact Name of Registrant as Specified in its Charter)

        IDAHO                   000-49990              82-0475383
        -----                   ---------              ----------
     (State or other       (Commission File No.)   (IRS Employer I.D. No.)
      Jurisdiction)

                         345 Bobwhite Court, Suite 200
                             Boise, Idaho 83706
                             ------------------
                      (Address of Principal Executive Offices)

                                 (208) 343-3110
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition of Disposition of Assets.

     a) Registrant completed its acquisition of 511092 N.B. LTD., a Canadian corporation, dba LabMentors on December 5, 2005 through the execution of Shareholder's Exchange Agreement.

     b) LabMentors engages in web-based educational products. LabMentors currently sells products to Course Technology and DeVry in the United States. These programs offer a unique atmosphere highly conducive to individual styles of learning and a system that utilizes computer technology to increase areas of inquiry and application. In addition, the labs allow certifications for several platforms and software applications at the collegiate level. The Company intends to continue to develop products for this market, as well as expand its reach into secondary education in the U.S. and internationally. LabMentors' products and technologies are targeted to the public and private school classrooms. The products and technologies are delivered to the classroom through software and Internet access. These technologies allow students to explore the basic foundations of computers from programming to database technologies to server integration.

          Through the acquisition of LabMentors, Registrant acquired all assets, namely current inventory of learning programs, intellectual property comprising the delivery platform, one pending Canadian trademark application, and one Canadian copyright, accounts receivable, and cash, as well as the liabilities, namely trade payables and deposits payable comprising of one deposit payable due December 2005. All stock that was outstanding for LabMentors at the time of close was converted into Registrant's stock at $0.60 per share.

     c) No material relationships existed between the parties, PCS Edventures!.com, Inc. and 511092 N.B. LTD or either of its presidents, board members, or any associate of any such director or officer.

     d) The purchase was structured through a Share Exchange Agreement prepared by Hawley, Troxell, Ennis & Hawley of Boise, Idaho in conjunction with Stewart, McKelvey, Sterling, & Scales of Fredericton, New Brunswick. The purchase price of the transaction was $420,000 USD, which was converted to Registrant's stock at $0.60 per share and stock was issued pursuant to Rule 144 (17 CFR 230.144) in the amount of 700,000 shares. No material relationships as disclosed in paragraph (c) of this Item 2.01 existed that would have changed the formula or principle followed in determining the amount of such consideration.

     e)   Not applicable.

Item 9.01. Financial Statements and Exhibits.

     a)   Financial statements of business acquired.
       1) Financial statements of the business acquired, 511092 N.B. LTD dba LabMentors, and listed in Item 2.01 above are filed herewith pursuant to Regulation S-B (17 CFR 228.310(c)).
       2) The financial statements of the business acquired were prepared pursuant to Regulation S-B (17 CFR 228.310(a)) and a manually signed accountant's report has also been provided pursuant to Rule 2-02 of Regulation S-X (17 CFR 210.2-02).
       3) Not applicable.
       4) The financial statements of the business acquired attached hereto for the year May 31, 2005 were audited by the accounting firm of HJ & Associates, LLC listed in the Audit Report referenced in Item 9.01(a)(2). Unaudited interim financial statements dated as of and for the period ended September 30,, 2005 (Balance Sheet and Income Statement) will be provided within 75 days of the date of this report.

                   510229 N.B. LTD. DBA LABMENTORS

                        Financial Statements

                             May 31, 2005

                           C O N T E N T S


    Report of Independent Public Accounting Firm                   3

    Balance Sheet                                                  4

    Statement of Operations                                        5

    Statement of Stockholders' Equity (Deficit)                    6

    Statement of Cash Flows                                        7

    Notes to the Financial Statements                              8

             REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM


    Board of Directors
    511092, Ltd. DBA LabMentors
    Fredericton, Canada

    We have audited the accompanying balance sheet of 511092, Ltd., DBA LabMentors as of May 31, 2005 and the related statements of operations, stockholders' equity (deficit) and cash flows for the year ended May 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 511092, Ltd., DBA LabMentors as of May 31, 2005 and the results of its operations, and its cash flows for the year ended May 31, 2005 in conformity with United States generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs. Additionally, the Company has accumulated significant losses, has negative working capital, and a deficit in stockholders' equity which together raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


    /s/HJ & Associates, LLC
    HJ & Associates, LLC
    Salt Lake City, Utah
    November 21, 2005

                   511092 N.B. LTD. DBA LABMENTORS
                            Balance Sheet
                             May 31, 2005

                                ASSETS

    CURRENT ASSETS

         Accounts receivable                                  $  15,831
         Other receivable (Note 4)                                4,857
         Restricted cash (Note 3)                                13,934
         Prepaid expenses                                         1,433
         Other current assets                                       164
                                                              ---------
              Total Current Assets                               36,219

    FIXED ASSETS (NET)                                            4,009

    EDUCATIONAL SOFTWARE                                        163,219

    INTELLECTUAL PROPERTY                                        22,505
                                                              ---------
              TOTAL ASSETS                                    $ 225,952
                                                              =========
            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

    CURRENT LIABILITIES

         Bank overdraft                                       $   8,586
         Accounts payable                                        45,937
         Accrued interest                                         3,964
         Accrued expenses                                         8,353
         Deposits payable                                         3,977
         Notes payable and current portion of long-term
           liabilities (Note 5)                                  64,024
                                                              ---------
              Total Current Liabilities                         134,841
                                                              ---------
    LONG-TERM LIABILITIES

         Long-term liabilities (Note 5)                         100,188
                                                              ---------
              Total Liabilities                                 235,029
                                                              ---------
    COMMITMENTS AND CONTINGENCIES (Note 6)

    STOCKHOLDERS' EQUITY (DEFICIT)

         Common stock, no par value, authorized unlimited
          shares; 17,511,200 shares issued and outstanding      295,275
         Accumulated other comprehensive loss                   (19,713)
         Accumulated deficit                                   (284,639)
                                                              ---------
              Total Stockholders' Equity (Deficit)               (9,077)
                                                              ---------
                   TOTAL LIABILITIES AND STOCKHOLDERS'
                   EQUITY (DEFICIT)                           $ 225,952
                                                              =========

    The accompanying notes are an integral part of these financial statements.

                   511092 N.B. LTD. DBA LABMENTORS
         Statement of Operations and Other Comprehensive Loss
                   For the Year Ended May 31, 2005


    REVENUES                                                  $ 124,848

    EXPENSES

         Salaries and wages                                      79,406
         Depreciation and Amortization expense                   30,202
         General and administrative                             167,698
                                                              ---------
              Total Operating Expenses                          277,306
                                                              ---------
    OPERATING LOSS                                             (152,458)
                                                              ---------
    OTHER INCOME AND EXPENSES

         Interest expense                                        (6,864)
         Gain on settlement of debt                                  21
                                                              ---------
              Total Other Income and Expenses                    (6,843)
                                                              ---------
    NET LOSS                                                   (159,301)

    OTHER COMPREHENSIVE LOSS

         Foreign currency translation adjustment                   (160)
                                                              ---------
    TOTAL COMPREHENSIVE LOSS                                  $(159,461)
                                                              =========
    BASIC LOSS PER SHARE                                      $   (0.01)
                                                              =========
    WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING            15,203,769
                                                             ==========




    The accompanying notes are an integral part of these financial statements.

                   511092 N.B. LTD. DBA LABMENTORS
             Statement of Stockholders' Equity (Deficit)

                                                                     Other
                                    Common Shares    Accumulated Comprehensive
                                Shares      Amount      Deficit       Loss
Balance, May 31, 2004          10,807,000  $ 64,377    $ (125,338)  $ (19,553)

Stock issued for conversion
of debt - related party at
$0.04 per share                 1,500,000    59,715             -           -

Stock issued for services
rendered at $0.04 per share       100,000     3,981             -           -

Stock issued for cash at
$0.02 per share                 5,004,200    79,620             -           -

Stock issued for cash at
$0.88 per share                   100,000    87,582             -           -

Movement in other comprehensive
income (loss) - foreign currency
translation adjustments                 -         -             -        (160)

Net loss for the year ended
May 31, 2005                            -         -      (159,301)          -
                               ----------  --------    ----------   ---------
Balance, May 31, 2005          17,511,200  $295,275    $ (284,639)  $ (19,713)
                               ==========  ========    ==========   =========




The accompanying notes are an integral part of these financial statements.

                   511029 N.B. LTD. DBA LABMENTORS
                       Statement of Cash Flows
                   For the Year Ended May 31, 2005


CASH FLOW FROM OPERATING ACTIVITIES

    Net loss                                                       $ (159,301)
    Adjustments to reconcile net loss to net cash used by operating activities:
        Depreciation and amortization expense                          30,202
        Gain on forgiveness of debt                                       (21)
        Common stock for services rendered                              3,981
        Changes in operating assets and liabilities:
           Decrease in accounts receivable                            (15,343)
           (Increase) in restricted cash                              (13,505)
           Increase in prepaid expense                                 (1,379)
           Decrease (increase) in other assets                         (5,289)
           Increase in accounts payable                                16,553
           (Decrease) in accrued liabilities                          (13,362)
                                                                   ----------
    Net Cash Used by Operating Activities                            (157,464)
                                                                   ----------
    CASH FLOW FROM INVESTING ACTIVITIES

    Capitalization of educational software                           (148,113)
    Purchase of fixed assets                                           (3,498)
                                                                   ----------
    Net Cash Used by Investing Activities                            (151,611)
                                                                   ----------
    CASH FLOWS FROM FINANCING ACTIVITIES

    Increase in bank overdraft                                          8,586
    Proceeds from issuance of common  stock                           161,083
    Cash proceeds from notes payable                                  126,054
                                                                   ----------
    Net Cash Provided by Financing Activities                         295,723
                                                                   ----------
    EFFECT OF EXCHANGE RATES ON CASH                                      112
                                                                   ----------
    NET DECREASE IN CASH                                              (13,240)

    CASH AT BEGINNING OF YEAR                                          13,240
                                                                   ----------
    CASH AT END OF YEAR                                            $        -
                                                                   ==========

The accompanying notes are an integral part of these financial statements.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                             May 31, 2005

NOTE 1 -  ORGANIZATION AND DESCRIPTION OF BUSINESS

    The financial statements presented are those of 511092 N.B. LTD. DBA LabMentors, a Canadian Corporation ("the Company").

    On February 2, 2000, LabMentors was incorporated under the laws of the Province of New Brunswick, Canada as 511092 N.B. LTD. to engage in web-based educational products. LabMentors currently sells products to Course Technology and DeVry in the United States. These programs offer a unique atmosphere highly conducive to individual styles of learning and a system that utilizes computer technology to increase areas of inquiry and application. In addition, the labs allow certifications for several platforms and software applications at the collegiate level.
    The Company intends to continue to develop products for this market, as well as expand its reach into secondary education in the U.S. and internationally. Our products and technologies are targeted to the public and private school classrooms. Our products and technologies are delivered to the classroom through software and Internet access. Our technologies allow students to explore the basic foundations of computers from programming to database technologies to server integration.

    There are currently three major shareholders of the Company stock, including Joseph Khoury (President), Bogdan Itoafa (Co-Founder), and Workers Investment Fund.

NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    a.  Accounting Method

    The Company's financial statements are prepared using the accrual method of accounting. The Company has elected May 31 as its year-end.

    b.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    c.  Basic Loss per Share

    The computation of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period of the financial statements. Diluted loss per share is equal to basic loss per share as the result of the antidilutive nature of the stock equivalents. As of May 31, 2005, the Company had no stock equivalents outstanding.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                             May 31, 2005

NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    d.  Concentration of Credit Risks and Significant Customers

    The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

    Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of trade receivables. In the normal course of business, the Company provides credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which when realized have been within the range of management's expectations. The Company does not require collateral from its customers.

    During the year ended May 31, 2005, the Company had sales to major customers that exceeded 10 percent of revenues as follows:

                   Customer A - $ 79,112   64%
                   Customer B - $ 45,379   36%

    The Company also has an account receivable from a major customer as of May 31, 2005 as follows:

                   Customer A - $ 5,048
                   Customer B - $ 10,783

    e.  Foreign Currency Translation

    The functional currency of the Company is the Canadian dollar ($CDN). The Company's financial statements have been translated into US dollars. All assets and liabilities are translated at the exchange rate on the balance sheet date and all revenues and expenditures are translated at the average rate for the year. Translation adjustments are reflected as a separate component of stockholders' equity, accumulated other comprehensive income (loss) and the net change for the year reflected separately in the statements of operations and other comprehensive income (loss).

    In accordance with SFAS No. 95, "Statement of Cash Flows," the cash flows of the Company are translated using the weighted average exchange rates during the respective period. As a result, amounts in the statement of cash flows related to changes in assets and liabilities will not necessarily agree with the changes in the corresponding balances on the balance sheet which was translated at the exchange rate at the end of the period.

    f. Revenue Recognition

    The Company recognizes revenues relating to access to and usage of its program and exercise software on the Company's website over the term of the subscription or hourly units purchased.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                             May 31, 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    g. Provision for Income Taxes

    Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely that not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

    Net deferred tax assets consist of the following components as of May 31, 2005:

    Deferred tax assets:
         NOL Carryover                             $    94,675

       Deferred tax liabilities:                             -

       Valuation allowance                             (94,675)
                                                   -----------
       Net deferred tax asset                      $         -
                                                   ===========

    The income tax provision differs from the amount of income tax determined by applying the Canadian federal and provincial income tax rates totaling 35% to pretax income from continuing operations for the years ended May 31, 2005 due to the following:


       Book loss                                   $   (55,810)
       Valuation allowance                              55,810
                                                   -----------
                                                   $         -
                                                   ===========

    At May 31, 2005, the Company had net operating loss carryforwards of approximately $270,000 that may be offset against future taxable income from the year 2005 through 2024. No tax benefit has been reported in the May 31, 2005 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

    Canadian tax laws allow a company to recoup a significant amount of research and development costs. As a result, the Company will continue to conduct its research and development within Fredericton, New Brunswick and continue to apply for such tax incentives. In addition, income taxes are/will be prepared in accordance with Revenue Canada guidelines so as to maximize additional incentives, when available (see
    Note x).

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                             May 31, 2005

NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    h.  Newly Issued Accounting Pronouncements

    During the year ended May 31, 2005, the Company adopted the following accounting pronouncements:

    The FASB issued SFAS No. 123R (revised 2004) "Share-Based Payment" in December 2004. SFAS No. 123R requires employee stock-based compensation to be measured based on the fair value as of the grant-date of the awards and the cost is to be recognized over the period during which an employee is required to provide services in exchange for the award. This pronouncement eliminates the alternative use of Accounting Principles Board (APB) No. 25, wherein the intrinsic value method of accounting for awards. SFAS No. 123R is effective for the Company's fiscal year beginning June 1, 2005. The company will adopt the provisions of SFAS No. 123R on a prospective basis once the acquisition is complete. The financial statement impact is not an issue in that all stock currently outstanding with the Company will be converted to PCS stock upon close, after which time all calculations will be in accordance with their policies and procedures, which incorporate this new SFAS.

    The FASB issued SFAS No. 154, Accounting Changes and Error Correction - a replacement of APB No. 20 and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements, in May 2005. SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

    The implementation of the provisions of these pronouncements are not expected to have a significant effect on the Company's consolidated financial statement presentation.

    i.  Educational Software

    The Company's inventory consists of internally developed education computer programs and exercises to be accessed on the internet. In accordance with FAS 86, the costs associated with research and initial feasibility of the programs and exercises are expensed as incurred. Once economic feasibility has been determined, the costs to develop the programs and exercises are capitalized until they are ready for sale and access and are reported at the lower of unamortized cost or net realizable value. Capitalized program and exercise inventory are amortized on a straight-line basis over the estimate useful life of the program or exercise, generally 42 to 48 months.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                             May 31, 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    j. Intellectual Property

    The Company's intellectual property consists of capitalized costs associated with the development of the internet software and delivery platform developed by the Company to enable access to the various educational programs and exercises developed by the Company. In accordance with FAS 86 as discussed previously regarding inventory, the initial costs associated with researching the delivery platform and methods were expensed until economic feasibility and acceptance were determined. Thereafter, costs incurred to develop the internet online delivery platform and related environments were capitalized until ready for use and able to deliver and access the Company's educational programs and exercises. Costs incurred thereafter to maintain the delivery and access platform are expensed as incurred. These capitalized costs are being amortized on a straight-line basis over the estimated useful life of the Company's delivery and access platform which has been determined to be 60 months.

    k. Property and Equipment

    Property and equipment are recorded at cost and being depreciated for financial accounting purposes on the straight-line method over their respective estimated useful lives ranging from five to seven years. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the results of operations.

    Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized. Depreciation of leased equipment under capital leases is included in depreciation.

NOTE 3 - RESTRICTED CASH

    Pursuant to an employment arrangement, the Company has placed funds in an escrow account with an attorney. Those funds are restricted as to their use and have been classified as such in the Company's financial statements. A portion of the funds are released each pay period to pay the salary of the employee who is utilizing LabMentors until December 2005 as an employee based immigration sponsor. The balance of restricted cash of May 31, 2005 was $13,934.

NOTE 4 - TAX INCENTIVES

    Scientific Research & Experimental Development ("SR&ED") can allow for tax credits to Canadian companies. SR&ED is a refundable tax credit program offered by the Canada Revenue Agency ("CRA") to provide incentive for companies to undertake development activities in Canada. There are stringent reporting criteria to complete the filings to be reimbursed for the HST to apply for these credits. The Company is in the process of applying for such refundable tax credits for the years ended May 31, 2004 and 2005. Because of the uncertainties surrounding the application process and related qualifications no amounts related to there possible credits have been recognized in these financial statements.

    As of May 31, 2005, the Company had a net refund due or receivable of $4,857.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                             May 31, 2005

NOTE 5 - NOTES PAYABLE & LONG TERM DEBT

    As of May 31, 2005, the following notes payable and long-term debt was outstanding:

                   ACOA Loan                               $   20,568
                   Loan #1 BH                                   5,853
                   Loan #2 CK                                   7,962
                   Notes Payable WIF                           79,620
                   Notes Payable Frank Maresca                 50,209
                                                           ----------
                              Total                        $  164,212
                                                           ==========
                   Less current portion                       (64,024)
                                                           ----------
                   Long Term Debt                          $  100,188
                                                           ==========

NOTE 6 - COMMITMENTS AND CONTINGENCIES

    Currently the Company has a month-to-month lease agreement for its office location. This lease is between the Company and a related party. This related party is wholly owned by the Company's President and CEO.

NOTE 7 - GOING CONCERN

    The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs. Additionally, the Company has accumulated significant losses, has negative working capital, and a deficit in stockholders' equity. All of these items raise substantial doubt about its ability to continue as a going concern. Management's plans with respect to alleviating the adverse financial conditions that caused its auditors to express substantial doubt about the Company's ability to continue as a going concern are as follows:

    During the fiscal year ending May 2005, the Company opened discussions with PCS Edventures!.com, Inc. for possible acquisition activities. As noted above, this acquisition is set to close on or before November 30, 2005. Over the next fiscal year, the Company will continue to develop marketplace strategy for the U.S. market as well as the international market.

    The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plan described in the preceding paragraph and eventually attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                             May 31, 2005

NOTE 8 - SUBSEQUENT EVENTS

    In July 2005, the Company entered into a Letter of Intent Agreement which provides for the Company to be acquired by PCS Edventures!.com, Inc., an Idaho Corporation ("PCS"). The Letter of Intent provides for a definitive agreement to be executed and closing to take place by November 30, 2005 at which time, the Company is expected to become a wholly owned subsidiary of PCS. All accounting will be undertaken by PCS, while sales and research and development will continue to take place in Fredericton, New Brunswick Canada. No employees will be terminated as a result of the acquisition.

     b) Pro forma financial information. Proforma financial information will be proved within 75 days of the date of this Report.

     c) Exhibits. The following exhibits are attached pursuant to Item 601 of Regulation S-B (17 CFR 228.601) and Instructions B.2 of this form.


     Exhibit No.        Exhibit Description
     -----------        --------------------

     2.1            Shareholder Exchange Agreement
                              Disclosure Schedules to Shareholder Exchange
                              Agreement

          * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PCS EDVENTURES!.COM, INC.



Date: 12/9/05                      /s/Anthony A. Maher
      -------                      ----------------------------
                                   Anthony A. Maher, CEO, President and
                                   Chairman of the Board of Directors